SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 1, 2000


                             TALBOT BANCSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)





            Maryland                     0-22929                 52-2033630
         (State or Other               (Commission             (IRS Employer
   Jurisdiction of Incorporation)       File Number)         Identification No.)



                  18 East Dover Street, Easton, Maryland 21601
               (Address of Principal Executive Offices) (ZIP Code)





        Registrant's telephone number, including area code (410) 822-1400



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

The merger of Talbot Bancshares, Inc. with and into Shore Bancshares, Inc. became effective as of the open of business on December 1, 2000. As a result of the merger, Talbot Bancshares, Inc. stockholders received 2.85 shares of Shore Bancshares, Inc. common stock in exchange for each share of Talbot Bancshares, Inc. common stock. Cash will be paid in lieu of fractional shares. The shares of Shore Bancshares Common Stock issued in connection with the merger were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-4 (File No. 333-46890). This registration statement was declared effective on October 16, 2000. The merger is described in greater detail in the registration statement.


Pursuant to General Instruction F to Form 8-K, the press release dated December 1, 2000, announcing the consummation of the merger of Talbot Bancshares, Inc. with and into Shore Bancshares, Inc. is attached to this Current Report as
Exhibit 99.1 and is hereby incorporated by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Not Applicable.

(c) Exhibits. The following exhibits are filed with this report:
    --------

    2.1 First Amendment to Plan and Agreement to Merge, dated November 30, 2000, between Shore Bancshares, Inc. and Talbot Bancshares, Inc.

    99.1      Press Release, dated December 1, 2000 of Talbot Bancshares, Inc.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TALBOT BANCSHARES, INC.



                                  By: /s/ W. Moorhead Vermilye
                                     -------------------------------------------
                                  Name:       W. Moorhead Vermilye
                                  Title:      President, Talbot Bancshares, Inc.



Date: December 1, 2000

                                  EXHIBIT INDEX


Exhibit              Description
-------              -----------

2.1 First Amendment to Plan and Agreement to Merge, dated November 30, 2000, between Shore Bancshares, Inc. and Talbot Bancshares, Inc.

99.1    Press Release, dated December 1, 2000 of Talbot Bancshares, Inc.

                                                                     Exhibit 2.1

               FIRST AMENDMENT TO THE PLAN AND AGREEMENT TO MERGE

     First Amendment, dated as of November 30, 2000, (the "Amendment") to the Plan and Agreement to Merge, dated as of July 25, 2000, (the "Plan") by and among TALBOT BANCSHARES, INC. ("Talbot Bancshares"), a Maryland corporation, and SHORE BANCSHARES, INC. ("Shore Bancshares"), a Maryland corporation.


                              W I T N E S S E T H:

     WHEREAS, Shore Bancshares and Talbot Bancshares are parties to the Plan whereby Talbot Bancshares has agreed to merge with and into Shore Bancshares, with Shore Bancshares as the surviving entity.

     WHEREAS, Shore Bancshares and Talbot Bancshares wish to amend certain provisions under the Plan pursuant to Section 12 of the Plan in order to conform certain representations and warranties made by the parties and to waive one of the conditions to closing.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and the mutual benefits to be derived herefrom, the parties agree as follows:


                               A G R E E M E N T:


     1. Section 8.3 of the Plan is hereby amended by deleting that section in its entirety and inserting the following in lieu thereof:

          8.3 Events Preceding the Effective Date. Each of the events set forth in Section 2 shall have occurred and any other required regulatory approvals shall have been obtained.



     2. Subsections 4.8(a), (b), and (e) of the Plan are hereby amended by deleting those subsections in their entirety and inserting the following in lieu thereof:

          (a) any employment, consultation, or compensation contract or arrangement (other than those terminable at will) with any current or former officer, consultant, director, agent or employee (or beneficiary of any of them);

          (b) any plan, contract, program, understanding, or agreement providing for bonuses, pensions, severance pay, executive compensation, options, stock purchases, or any other form of retirement, incentive or deferred compensation, retirement payments, death benefits, profit sharing, branch closing benefits, workers' compensation, tuition reimbursement or scholarship program, any plans providing benefits or payments in the event of a change in control, change in ownership, or sale of a substantial portion (including all or substantially all) of the assets of Talbot Bancshares or any of the Talbot Subsidiaries, or any health, accident, disability, sick leave, vacation pay, life insurance, or other welfare benefit, or any other employee or retired employee benefit (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of ERISA) in which any current or former officer, consultant, employee, director, or agent (or beneficiary of any of them) of Talbot Bancshares or any of the Talbot Subsidiaries is or was, within the last six years, entitled to participate;

          (e) any agreement for services in excess of $30,000 per year (other than any employment, arbitration or compensation contract or arrangement with any current or former officer, consultant, director, agent or employee) or any agreement for the purchase or disposition of any equipment or supplies except individual purchase orders for office supplies incurred in the ordinary course of business of $10,000 or less;

     3. Subsections 4.12(c), (e), and (u) of the Plan are hereby amended by deleting those subsections in their entirety and inserting the following in lieu thereof:


          (c) each of the plans has been operated in all material respects in accordance with its terms and in accordance with all previously and currently effective laws applicable to such plans, including, but not limited to, ERISA, the Code, the Consolidated Omnibus Budget Reconciliation Act of 1985, the Health Insurance Portability and Accountability Act of 1996, and state health care continuation laws;

          (e) none of (i) the plans, (ii) the Talbot Subsidiaries, and (iii) Talbot Bancshares, and to Talbot Bancshares' knowledge, (x) no current or former director, officer, employee, agent, or representative of Talbot Bancshares or any of the Talbot Subsidiaries, and (y) no fiduciary, "party in interest" (as defined in Section 3(14) of ERISA) or "disqualified person" (as defined in Section 4975 of the Code) with respect to any of the plans has engaged in any non-exempt "prohibited transaction" in connection with any of the plans within the meaning of Section 4975 of the Code or Title I, Part 4 of ERISA as to which the applicable statute of limitations has not run;

          (u) none of the plans contains any provision which would prohibit the transactions contemplated by this Plan or which, except as previously disclosed in writing to Shore Bancshares, would give rise to any severance, termination, or other payments or liabilities, or any forgiveness of indebtedness, vesting, distribution, increase in benefits, or obligations to fund benefits as a result of the transactions contemplated by this Plan; no payment that is owed or may become due any director, officer, employee, independent contractor or agent of Talbot Bancshares or any of the Talbot Subsidiaries in connection with a plan will be non-deductible to the payor under Section 280G of the Code, and none of the Talbot Subsidiaries, Shore Subsidiaries, Talbot Bancshares or Shore Bancshares will be required to "gross up" or otherwise compensate any person in connection with a plan because of the imposition of any excise tax under Section 4999 of the Code; and

     4. The Plan and all provisions thereof remain in full force and effect unless specifically modified or amended hereby.

     5. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

     IN WITNESS WHEREOF, Shore Bancshares and Talbot Bancshares have caused this Amendment to be duly executed by their respective presidents, and their respective seals to be hereunto affixed and attested by their respective secretaries, thereunto duly authorized as of the date first above written.

ATTEST:      [SEAL]                        Talbot Bancshares, INC.



/s/ Susan E. Leaverton                     By: /s/ W. Moorhead Vermilye
-----------------------------------           ----------------------------------
Susan E. Leaverton                             W. Moorhead Vermilye
Secretary                                      President



ATTEST:      [SEAL]                        Shore Bancshares, INC.


/s/ Mary Catherine Quimby                      /s/ Daniel T. Cannon
-----------------------------------           ----------------------------------
Mary Catherine Quimby                          Daniel T. Cannon
Secretary                                      President

                                                                    Exhibit 99.1

                                  PRESS RELEASE

                    For Immediate Release - December 1, 2000


FOR MORE INFORMATION, CONTACT:

W. Moorhead Vermilye - President and Chief Executive Officer, Shore Bancshares, Inc. (410) 822-1400

Daniel Cannon - Executive Vice President and Chief Operating Officer, Shore Bancshares, Inc. (410) 758-1600

                     TALBOT BANCSHARES AND SHORE BANCSHARES
                                 COMPLETE MERGER


Easton, Maryland, December 1, 2000 - Talbot Bancshares, Inc. (OTC BB:TABS.OB) and Shore Bancshares, Inc. (OTC BB:SHBI.OB), headquartered in Easton, Maryland, announced today that they have completed the merger of Talbot Bancshares into Shore Bancshares. The acquisition was completed today following approval by stockholders of both companies.

Under the terms of the merger agreement, stockholders of Talbot Bancshares received 2.85 shares of Shore Bancshares common stock for each share of Talbot Bancshares common stock, with fractional shares paid in cash. The exchange ratio will result in the issuance of up to 3,407,272 new shares of Shore Bancshares common stock in exchange for all 1,195,534 shares of Talbot Bancshares.

"The merger of Talbot Bancshares and Shore Bancshares creates a premier banking and financial services company headquartered on the Maryland Eastern Shore," commented W. Moorhead Vermilye, former President of Talbot Bancshares and the new President and Chief Executive Officer of Shore Bancshares. "Although we are merging our holding companies, our subsidiary banks will operate independently in the communities they serve."

Daniel T. Cannon, former President and new Executive Vice President and Chief Operating Officer of Shore Bancshares, noted, "this merger will allow The Talbot Bank of Easton, Maryland and The Centreville National Bank of Maryland the opportunity to provide their customers more convenience and a broader array of financial services."

This news release contains, among other things, certain forward-looking statements regarding the combined company following the merger. Such forward-looking statement involve certain risks and uncertainties, including a variety of factors that may cause the combined company's actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements.

Shore Bancshares, now headquartered in Easton, Maryland, is a two-bank holding company and parent company of The Talbot Bank of Easton, Maryland, a commercial bank providing general commercial banking services in Talbot and Dorchester Counties in Maryland, and The Centreville National Bank of Maryland, a national banking association operating five full service branch offices serving Queen Anne's, Caroline and Kent Counties in Maryland. The banks provide a full range of financial services to individuals, business and other organizations. Shore Bancshares' Common Stock is quoted on the OTC Bulletin Board under the symbol "SHBI".